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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                           GREAT PLAINS SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

          MINNESOTA                                         45-0374871
   (State of incorporation                               (I.R.S. Employer
          or organization)                              Identification No.)


1701 S.W. 38TH STREET
FARGO, NORTH DAKOTA                                            58103
(Address of principal executive offices)                    (Zip Code)


If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. / /

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. / /


Securities to be registered pursuant to Section 12(b) of the Act:

                                 Not Applicable


Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, $.01 par value       Nasdaq National Market
(Title of class)                   (Name of each exchange on which each class is
                                    to be registered)

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ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

          On March 5, 1997, Great Plains Software, Inc. (the "Company") filed a Registration Statement registering 3,450,000 shares of its Common Stock, $.01 par value, on Form S-1 (File No. 333-22833) (the "Registration Statement") with the Securities and Exchange Commission under the Securities Act of 1933, as amended. This summary description of the Company's Common Stock is qualified in its entirety by reference to the Registration Statement, which is hereby incorporated herein by reference. The Company's prospectus to be filed pursuant to Rule 424(b) under the Securities Act of 1933 is hereby incorporated by reference.


ITEM 2.   EXHIBITS

3.1 Amended and Restated Articles of Incorporation (incorporated by reference to Exhibit No. 3.2 to the Company's Registration Statement on Form S-1 (Registration No. 333-22833)).

3.2 Bylaws, as amended (incorporated by reference to Exhibit No. 3.3 to the Company's Registration Statement on Form S-1 (Registration No. 333-22833)).

4.1 Specimen Form of the Common Stock Certificate (incorporated by reference to Exhibit No. 4.1 to Amendment No. 1 to the Company's Registration Statement on Form S-1 (Registration No. 333-22833)).


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SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        GREAT PLAINS SOFTWARE, INC.

Date:  June 11, 1997


                                        By  /s/ Douglas J. Burgum
                                          --------------------------------------
                                           Douglas J. Burgum
                                           President and Chief Executive Officer


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                                  EXHIBIT INDEX


EXHIBIT        DESCRIPTION OF EXHIBIT
-------        ----------------------


3.1 Amended and Restated Articles of Incorporation (incorporated by reference to Exhibit No. 3.2 to the Company's Registration Statement on Form S-1 (Registration No. 333-22833)).

3.2 Bylaws, as amended (incorporated by reference to Exhibit No. 3.3 to the Company's Registration Statement on Form S-1 (Registration No. 333-22833)).

4.1 Specimen Form of the Common Stock Certificate (incorporated by reference to Exhibit No. 4.1 to Amendment No. 1 to the Company's Registration Statement on Form S-1 (Registration No. 333-22833)).


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